HOTCHKIS AND WILEY FUNDS

        SUPPLEMENT TO PROSPECTUSES DATED AUGUST 28, 2003, AS SUPPLEMENTED


      The Hotchkis and Wiley Mid-Cap Value Fund (the "Fund") will limit investment by new investors effective May 31, 2004. Unless you fit into one of the investor categories described below, you may not invest in the Fund after the close of business on May 31, 2004. This is being done because the Fund is reaching an efficient size and the Trustees have determined that shareholders will be served by limiting future growth.

	You may continue to purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

- A current Fund shareholder;
- An investor who has previously entered into a letter of intent with the Fund or the Distributor; or
- A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option.

      You may open a new account in the Fund only if:

- You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator whose investment alternatives include shares of the Fund; or

- You purchase through an asset allocation program offered by certain broker-dealers who have selected the Fund as part of their model.

      The right to open new accounts in the Fund is limited to intermediaries who agree to restrict new accounts to the exceptions mentioned above.

      Except as otherwise noted, these restrictions apply to investments made directly with the transfer agent or through securities dealers or other financial intermediaries. Once an account is closed, new investments will not be accepted unless you are one of the types of investors listed above. Exchanges into the Fund from other Hotchkis and Wiley Funds will not be permitted after May 31, 2004, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund may allow new investments into the Fund in certain other circumstances. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.


May 3, 2004